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                                                                   Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



          As independent public accountants, we hereby consent to the incorporation by reference of our report on the financial statements of Vail Resorts 401(k) Retirement Plan dated April 3, 2000, included in this Form 11-K and the Registration Statement in Form S-8 (No. 333-20523).

                                                /s/  Arthur Andersen LLP

Denver, Colorado,
June 26, 2000.



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